                                                                   Exhibit 10.12

  Existing Lease Abstract

  Building:                        416-426 Main Street, Buffalo, NY

  Lease Date:                      October 22, 1998

  Landlord:                        Main Place Liberty Group

  Tenant:                          Coaxicom, Inc. (Community Networks)

  Premises:                        Part of 5th Floor, Suite 500

  Rentable Area:                   2,029 RSF

  Lease Term:                      1 year

  Lease Commencement:              October 1, 1998

  Lease Expiration:                September 30, 1999

  Rent Commencement:               October 1,1998

  Base Rent:                       Fixed Rental (Gross)-$26,884.25 per annum
                                   ($2,240.35 per month)

  Electricity:                     Included in Gross Rent

  Real Estate Taxes:               Included in Gross Rent

  Operating Expense:               Included in Gross Rent

  Security Deposit:                $2,240.35

  Use:                             General Office Use

  Sublet/Assignment:               Tenant must obtain prior written consent of
                                   the Landlord, which shall not be unreasonably withheld. However, Tenant may assign its interest or sublet the Premises to any entity which controls, is controlled by, or is under common control with Tenant with Notice to Landlord, but without Landlord's consent.

                                   In instances where Landlord's consent is needed, Landlord resewes the right to terminate this lease as an alternative to granting its consent to such assignment or subletting. In either case, Landlord will respond in writing within thirty (30) days of receipt of Tenant's said Notice. If Landlord elects to terminate this lease, such termination shall be thirty (30) days after Landlord gives Notice to Tenant thereof.

Termination Option(s):             N/A

Expansion Option(s):               N/A

Right of First Refusal:            N/A

Renewal Option(s):                 N/A

Holdover:                          If Tenant shall remain in possession of the
                                   Premises after the Termination Date, tenancy shall be subject to all terms and conditions of this lease on a month to month basis. The monthly rental shall be double the amount of the monthly installments herein paid by Tenant to Landlord.

[LOGO]                                                   2100 Liberty Building
                                                         Buffalo, New York 14202
                                                         (716) 855-1900
                                                         (716) 855-2487 Fax



                                        September 13, 1998


  Mr. Jeffrey R. Pacy
  Equis of New York, Inc.
  Park Avenue Tower
  8th Floor
  65 East 55th Street
  New York, NY 10022
  Re: Community Networks


Dear Jeff:

Enclosed is one (1) originally signed Commission Agreement and one (1) copy of the executed Lease between Violet Realty, Inc. and Community Networks, for your records.

If you have any questions, feel free to contact me at (716)855-1900.

Thank you.

                                         Very truly yours,
                                         MAIN PLACE LIBERTY GROUP

                                         /s/ MICHAEL McAVINN

                                         MICHAEL McAVINN, RPA, EDFP, AICP
                                         Director of Leasing



encl.

                                LIBERTY BUIIDING
                               416-426 MAIN STREET
                                BUFFALO, NEW YORK

                           THIS LEASE, dated this 8th day of October, 1998,
             entered into by and between Violet Realty, Inc., hereinafter called "Landlord", and Community Networks, hereinafter called "Tenant",

                                  WITNESSETH:

                           Landlord does hereby lease to Tenant and Tenant
             leases and accepts the premises consisting of Room(s) Suite 500 on the 5th floor(s)and containing approximately 2,029 square feet of the Building located at 416-426 Main Street, Buffalo, New York, also known as the Liberty Building (herein called the "Building"), the premises covered by this Lease being herein called the "Leased Premises, as further defined crosshatched on attached Exhibit "A".

                           The terms of this Lease are as follows:

             Term              1. Subject to the terms and conditions set forth
                           herein, this Lease shall continue in force for a term of one (1) year, beginning on the 1st day of October, 1998, or on such earlier date as Tenant shall occupy the Leased Premises or any part thereof with the consent of Landlord (such date for the commencement of the term hereof being herein called the "Commencement Date") and to end on the 30th day of September, 1999, or on such earlier date upon which said term may expire or be terminated pursuant to any of the terms or conditions of this Lease.

             Rent             2. As rental for the Lease and use of the Leased
                           Premises, Tenant shall pay to the Landlord, at the office of Landlord in Buffalo, New York, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of such payment, an annual fixed rental of Twenty-six Thousand, Eight Hundred Eighty-four & 25/100 Dollars ($26,884.25), such sum (being herein called "the annual base rent") is to be paid in twelve equal monthly installments in the amount of $2,240.35 each, such installments to be paid without demand and without deduction, abatement or set-off for any cause, the first of such monthly installments to be due and payable on the 1st day of October, 1998, with a like installment to be due and payable on the first day of each month thereafter during the term of this Lease. In the event that the Commencement Date shall be a date other than the first day of a calendar month, then the Tenant shall pay on the Commencement Date an amount equal to such portion of an equal monthly installment as the number of days from the Commencement Date bears to the total number of days in said calendar month, and said payment shall represent the pro-rata rent from the Commencement Date to the end of such calendar month, and a like adjustment shall be made at the end of the term in this event as well. All other amounts reguired to be paid by Tenant to Landlord under other provisions of this Lease shall be deemed for all purposes to be additional rent for this Lease and upon Tenant's failure to timely pay same, Landlord shall have the same rights and remedies as in the event of failure to pay the annual base rent.

             Rentable         3. The total rentable area for the Building shall
             Area be deemed to be 309,000 square feet for purpose of this Lease. The rentable area for a full floor of the Building shall be the area bounded by the four exterior Building walls (measured to the interior surface of the glass windows) excluding the area used for Building stairs, vertical ducts, elevator shafts, flues, stacks and pipe shafts and including the area used for elevator lobbies, corridors, special stairways, rest rooms, mechanical rooms, telephone closets, and the structural columns of the Building and all vertical penetrations for the special use of Tenant. The rentable area for the Leased Premises shall be the total rentable area calculated for the floor or floors to be occupied by Tenant or where only a portion of a floor is to be occupied, the rentable area for the Leased Premises shall be the area calculated within the boundaries defined by any exterior Building walls bounding the Leased Premises (measured to the interior surface of the glass windows), the center line of any common walls separating the Leased Premises from areas leased or to be leased to other tenants and the exterior of any walls separating the Leased Premises from any public corridors or other public or common areas on such floor plus a pro-rata portion of the area on such floor used for elevator lobbies, corridors, restrooms, mechanical rooms and telephone closets. The rentable area for the Leased Premises calculated pursuant to this provision shall be deemed to be the square footage leased and accepted as set forth above. Neither the rent payable hereunder nor any other obligation of Tenant hereunder shall be reduced, increased or otherwise affected by a determination that the amount of the rentable area for the Leased Premises as determined by calculations made pursuant to the definitions set forth above after construction of Tenant improvements is more or 1ess than the amount set forth above.

             Uses of           4. Tenant shall use and occupy the Leased
             Premises      Premises for office purposes only and shall use such
             and           premises for no other purpose without the prior
             Compliance    written consent of Landlord. Tenant shall not use or
             with Law      permit the use of the Leased Premises or any part
             and           thereof in any way which violates any of the terms
             Insurance     and provisions of this Lease or any certificate of
             Coverage      occupancy issued with respect to the Leased Premises,
                           or which in the judgment of Landlord, would in any way impair the character reputation or appearance of the Building or cause discomfort, inconvenience or annoyance to any of the other tenants or occupants of the Building. Tenant shall at its expense comply with all laws, ordinances, orders, rules and regulations of Federal, State, County and Municipal authorities and with any direction made pursuant to law by any public officer or officers which shall relate to the occupancy, use or manner of use of, or any installation in, the Leased Premises or to any abatement of nuisance, or which impose any order or duty upon Landlord or Tenant, whether or not such law, order, ordinance, regulation or direction shall be presently in effect. Tenant shall not do or permit to be done any act or thing in or upon the Leased
                           Premises which will invalidate, or be in conflict with the certificate of occupancy for the Leased
                           Premises or the Building. Tenant will not occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is extra hazardous on account of fire, or permit any thing to be done which will in any way conflict with or increase the rate of fire insurance on the Building and/or its contents. And in the event that, by reason of Tenant's acts, there shall be any increase in rate for the insurance on the Building or its contents created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay such increase.

             Acceptance         5. Tenant is familiar with the Leased Premises,
             and           acknowledges that the same are received by Tenant in
             Indemnity     good state of repair, accepted by Tenant in the
                           condition in which they are now, and that Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or visitors for any damage to persons or property due to condition, design or defect in the Building or its mechanical systems or elsewhere in the Leased Premises or the Building which may now exist or hereafter occur, less due to the diligence or willful or omissions of landlord, its agents, contractors and employees. Tenant accepts the Leased Premises as suitable for the purposes for which the same are leased and assumes all risks of damage to persons or property.

                               Landlord will not be responsible for any lost or
                           stolen personal property, equipment, money or jewelry from Tenant's Leased Premises, area, or public rooms regardleSs of whether such loss occurs when the area is locked against entry or not.

                               Tenant agrees to indemnify and hold Landlord
                           harmless from all liability, claims, suits, demands, damaqes, costs, fines, penalties and expenses (including but not limited to, attorneys'fees and other disbursements incurred in the defense of any action or proceeding)to which Landlord may be subject or suffer by reason by any injury to, or death of, any person or persons or for damage to property (including any loss of the use thereof), or otherwise, arising or in any way related to Tenant's use and occupancy of the Leased Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date in which Tenant may have been given access to the Leased Premises for the purpose of doing work or making installations therein, or resulting from any condition of the premises caused by any default by Tenant or resulting from any act, omission or negligence of Tenant or any of Tenant's agents, employees or invitees. Tenant agrees to use and occupy the Leased Premises and all other facilities of the Building at his own risk and hereby releases Landlord, its agents and employees from all claims for damage to property or injury to persons from any cause to the full extent permitted by law. Tenant further agrees that Landlord shall not be responsible or liable to Tenant, his employees, agents, or invitees for personal injuries or property damage occasioned by the act or omission of any other Tenant or such other Tenant's employees, agents or invitees within the Building.

             Nuisance         6. Tenant will conduct his business, and control
                           his agents, employees, invitees and visitors in such a menner as not to create nuisance or interfere with, annoy, or disturb any %er Tenant &Landlord in its management of the Building.

             Assignment       7. Tenant shall not assign this Lease, sublease,
             and           the Leased Premises or mortgage or pledge its
             Subletting    leasehold interest hereunder or grant any concession
                           or license within the Leased Premises without obtaining the prior written consent of Landlord thereto in each instance. See Page 3A. In the event of any authorized assignment or sublease, Tenant shall not thereby be released from any of its obligations hereunder and Landlord shall be entitled to enforce all of the terms of this Iaase directly against either Tenant or his assignee or sublessee, or both. Tenant shall continue to be bound by all of the terms, covenants and conditions hereof notwithstanding such assignment or sublease or the acceptance of rent from any assignee or subtenant or any other fact, unless Tenant is specifically released from his obligations in writing by Landlord.
                           Any attempted assignment or subletting of this Lease of the Premises without consent of Landlord shall be void.

             The following is added to Paragraph 7, Assignment and Subletting, Page 3:


                           which shall not be unreasonably withheld; and Landlord and Tenant specifically agree that it shall not be unreasonable for Landlord to withhold its consent to an assignment or sublease to an individual or entity with less net worth or less operating experience than Tenant. Tenant, however, may assign its interest or sublet the Premises to any entity which controls, is controlled by, or is under common control with Tenant with notice to Landlord, but without Landlord consent.


                                     -3A-

                           Landlord's consent to any such assignment or sublease shall not be deemed a waiver of the requirement for consent to any subsequent assignment or sublease. Tenant acknowledges and agrees that a sublease of a part of the Leased Premises is strictly prohibited and Landlord under no circumstances will permit such an assignment or sublease.

                               In the event of any proposed assignment of this
                           Lease or subletting of the Leased Premises, Landlord reserves the right, in its discretion and at its sole option to terminate this Lease as an alternative to granting its consent to such assignment or subletting. Prior to the proposed assignment or subletting, Tenant shall forward to Landlord in writing the instrument proposing to effect such assignment or subletting indicating the proposed sub-tenant and the terms of the assignment or subletting. Within thirty (30)days after receipt of the notice of the proposed assignment or subletting, Landlord shall notify Tenant in writing whether it consents, withholds its consent, or elects to terminate this Lease. If Landlord elects to terminate this Lease, such termination shall be effective thirty (30)days after Landlord gives notice to Tenant thereof.

             Alterations      8. Tenant shall not make any decorations,
             or Improve-   installations, additions or improvements in or to the
             ments, Liens  Leased premises without obtaining Landlord's prior written consent thereto in each instance. All such installations, additions or improvements shall be done at Tenant's sole expense, by contractors or mechanics approved in writing by Landlord under contracts approved in writing by Landlord, and at such time and in such manner as Landlord may from time to time designate. The work to be performed shall in all instances comply with laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, shall comply in all respects with plans and specifications approved by Landlord and such work shall be of first quality.
                           Tenant shall never suffer or permit any bill for labor or materials furnished for or used in the repair, alteration, installation, restoration, rebuilding or construction of any improvements upon the Leased Premises under any provision of this Lease or otherwise by Tenant ever to attach to said Leased
                           Premises as a lien or be secured by a lien upon said premises; nor shall Tenant ever suffer to permit any lien ever to attach to the rights or titles of the Landlord to the fee title to said premises or the right of Landlord to collect and receive the rentals provided for herein or, in default of receiving such rentals, to the right to Pursue and enforce the remedies and options available to Landlord under such circumstances, and in the event of the termination of Tenant's rights hereunder, to receive back and be entitled to have the full use, enjoyment and occupancy of all of said Leased Premises free of liens or encumbrances arising by virtue of any contract or agreement made and entered into by Tenant or any act or thing done or omitted to be done by Tenant. All fixtures, equipment, improvements, installations, alterations, additions attached to or built into the Leased premises at the commencement of or during the term of this Lease, whether or not furnished or installed at the expense of Tenant, shall be and remain part of the Leased Premises and be deemed the property of Landlord and shall not be removed by Tenant except as otherwise expressly provided in this Lease. In the event Landlord, upon at least thirty (30)days'notice to Tenant prior to the expiration or termination of this Lease, shall require Tenant to remove any of the aforesaid fixtures, equipment, improvements, installations, alterations, decorations, or additions which are designated by Landlord, Tenant shall remove same from the Leased Premises and restore
                           Leased Premises to their original condition, all at Tenant's cost and expense and prior to the expiration or termination of this Lease. All movable property, furniture, furnishings and trade fixtures installed or placed in the Leased Premises by Tenant, other than those so affixed that they cannot be removed without material damage thereto, shall remain the property of Tenant and shall be removed by Tenant prior to the expiration or termination of this Lease, and the premises left in a neat and clean condition.
                           In the case of any damage to the Leased Premises by reason of such removal, Tenant shall restore the Leased Premises to good order and condition. If any property of any kind which may be or is required to be removed from the Building by Tenant, is not removed by Tenant within the time specified above, then Landlord (in addition to any other rights and remedies which Landlord may have) may, at its election, store or warehouse Tenant's property, at Tenant's expense, or deem that the same has been abandoned by Tenant, in which event Landlord may thereafter deal with such abandoned property in such manner as it deems best and without any further right or claim thereto on the part of Tenant, and in either event, upon removal of Tenant's property, Landlord may restore such premises to their original condition, and Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in removing such property and restoring the Leased
                           Premises.

             Fire or          9. If the Leased Premises or any part thereof
             Damage        shall be damaged by fire or other casualty, Tenant
             Clause,       shall give prompt notice thereof to Landlord and
             Release,      Landlord shall proceed with reasonable diligence to
             Subrogation   repair or cause such damage to be repaired. If the
                           Leased Premises or any part thereof shall be rendered untenable by reason of such damage and such damage shall not be caused by the negligence or other wrongful conduct of Tenant, his agents, employees or invitees, the annual base rent or a proportionate part thereof hased on the area of the Leased Premises so rendered untenable, shall be abated for the period from the occurrence of such damage to the date when the damage shall have been repaired, as aforesaid.
                           Otherwise Tenant's obligation to pay rent shall not be affected by such fire or casualty. Landlord shall not be liable for and Tenant expressly releases
                           Landlord from liability for inconvenience or annoyance to Tenant or for injury to property or the business of Tenant resulting in any way from such damage or any action taken in connection with the repair thereof. In case the Leased Premises or the Building (whether or not the Leased Premises shall have been damaged) shall be so damaged by such fire or other casualty that substantial alterations or reconstruction of the Building shall, in Landlord's sole judgment, be required, then Landlord may, at its option, terminate this Lease by so notifying Tenant of such termination in writing within 90 days after the date of such damage. In the event Landlord elects to terminate this Lease, any prepaid and unearned rent shall be refunded to Tenant. It is expressly agreed that neither Landlord nor Tenant shall be liable to the other, and each party hereto hereby releases and waives all claims, rights of recovery, and causes of action that either such party or any party claiming by, through, or under such party or subrogation or otherwise may now or hereafter have against the other party or any of the other party's directors, officers, employees, or agents for any loss or damage that may occur to the Building, Leased
                           Premises Tenant's improvements, or any of the contents of any of the foregoing by reason of fire, Act of God, the elements, or any other cause, including negligence of the parties hereto or their directors, officers, employees, or agents, to the extent any loss or damage incurred by the other shall be covered by insurance; and both Landlord and Tenant shall cause the carriers of any insurance covering or affecting the Leased Premises or the Building to include provisions in all such policies waiving any rights by way of subrogation against either. However, if as a result of any act or omission by Tenant, his agents, employees or invitees, Landlord is unable to recover the proceeds of any insurance policy maintained in force by Landlord covering damage to the Building or any part thereof, Tenant shall be liable to Landlord for the cost of repair or restoration of the Building to the condition in which it was immediately prior to the occurrence of such damage thereto.

             Landlord's       10. To secure the payment of all rent payable
             Lien hereunder and the performance of all of the other obligations of Tenant hereunder, Tenant grants to Landlord an express contract lien on and security interest in all property and chattels now or hereafter placed in the Leased premises. All exemption laws are hereby waived by Tenant, the lien and security interest hereby granted being in addition to and cumulative of Landlord's statutory lien. It is expressly agreed that the lien and security interest herein granted may be foreclosed with or without judicial proceedings, by public or private sale, with or without notice and with or without the property being present, to the highest bidder for cash, and that Landlord shall have the right to become purchaser thereof upon its being the highest bidder at any such sale. The proceeds of any such sale shall be applied first to the costs incurred in holding such sale, next to the payment of any rent or other amounts then owing by Tenant to Landlord, and the balance, if any, to Tenant. Tenant agrees to deliver possession of any property so foreclosed upon to the purchaser thereof, and to pay Landlord any deficiency remaining after such foreclosure sale. The Tenant agrees to execute any Uniform Commercial Code financing statements required by Landlord to evidence the security interest hereby granted.

             Default,         11. In the event Tenant shall fail to timely pay
             Abandonment   rent or any other amount required to be paid by the
             Attorney's    terms hereof, shall be in default of or fail to
             Fees          perform any other obligation or duty provided for
                           herein within five (5) days after receipt of written demand from Landlord to do so, shall abandon or vacate the Leased Premises or in the event of the filing of a petition in bankruptcy or other insolvency proceeding by or against Tenant, or the filing of a petition or answer seeking relief under any provision of the Bankruptcy Laws, or in the event of assignment by Tenant for the benefit of creditors or the filing of a petition or other proceeding for the appointment of a trustee, receiver or liquidator of Tenant, or any of Tenant's property, or the filing of a proceeding by any governmental authority for the dissolution or liquidation of Tenant, then in any such event (it being expressly agreed that each of the foregoing circumstances or events shall constitute a default by Tenant) Landlord shall have the right, at its option, in addition to any other right or remedy which it may have at law or in equity, to enter upon or take possession of the Leased Premises and remove all persons and property therefrom, with or without legal process, to chance all locks to the Leased Premises and to take such other action as may be necessary to dispossess Tenant therefrom. Tenant agrees that such act or actions by Landlord shall in no event be deemed unauthorized entry or constitute a conversion of Tenant's property, and all claims for damages by reason of any such re-entry, repossession or changing of any locks are hereby expressly waived by Tenant as are any and all claims for damages by reason of any legal proceedings instituted by Landlord to recover possession of Leased Premises. It is hereby agreed that in the event of default, as hereinabove specified, Landlord shall be entitled to terminate this Lease and all of Tenant's rights hereunder. It is further agreed that all of the foregoing rights and remedies granted to Landlord in the event of Tenant's default may be exercised by Landlord with or without terminating this Lease and that the exercise of any one or more of the rights hereinabove provided for shall in no event be deemed to be an acceptance or surrender of the Leased
                           Premises by operation of law or otherwise, and shall in no event effect a waiver or other release of any other rights which Landlord shall have under this Lease or otherwise. If Landlord elects to terminate this Lease, Tenant shall nevertheless be liable to Landlord for the full amount of all accrued and unpaid rent as well as any and all other amounts then owing to Landlord at the time of such termination plus, as damages for Tenant's default hereunder, an amount equal to the then present value of the amount of rent which would have otherwise been payable by Tenant to Landlord under the terms hereof for the balance of the term of this Lease less the then present value of the then fair rental value of the Leased Premises for the residue of said term. In the event Landlord elects to take possession of the Leased Premises, as aforesaid, without terminating this Lease, then Landlord may, at its option and without any obligation or duty to do so, re-let the whole or any portion of the Leased Premises for any period to any Tenant and for any use and purpose whatsoever. If Landlord does re-let all or part of the Leased Premises Tenant shall be entitled to a credit against its rental obligations hereunder in the amount of all rents received by Landlord as a result of such re-letting less the total of all costs and expenses incurred, by Landlord in connection with such re-letting, including brokerage commission, all costs incurred in resuming possession of the Leased
                           Premises and moving and storing Tenant's property, and the cost of repairing, altering, remodeling or otherwise rendering the Leased Premises in condition for re-letting to one or more new tenants; and Tenant shall pay and satisfy any deficiencies. Nothing herein shall be construed as in any way denying
                           Landlord the right, in case of abandonment, vacation of premises, or other default by Tenant, to treat the same as an entire breach and at Landlord's option immediately sue for the entire breach of this Lease and any and all damages occasioned Landlord thereby.

                               In case Tenant defaults in the performance of any
                           of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney or attorneys or files suit upon the same, Tenant agrees to pay and shall be liable for Landlord's reasonable attorneys' fees and payment of the same shall be secured in like manner as is herein provided as to security for rent.

                              lla Chronic Defaults
                                  ----------------
                                  Tenant will be in "Chronic Default" under this
                           Lease if Tenant commits a default (either a Monetary or Non-Monetary Default) during any 365-day period in which any of the following combinations of default has already occurred (even though said defaults may have been timely cured):

                              (1) Two Monetary Defaults: or

                              (2) Three Non-Monetary Defaults: or

                              (3) One Monetary Default and two Non-Monetary
                                  Defaults: or

                              llb Remedies
                                  --------

                                  If Tenant is in Chronic Default, Landlord may
                           immediately exercise any or all remedies available under this Lease or at law or in eguity, all without giving Tenant any notice or an opportunity to cure the last default causing Tenant's Chronic Default (notwithstanding any notice and cure provision or other lease provision to the contrary).

                              1lc Definitions
                                  -----------

                                  For the purposes of this section,

                              (1) a Monetary Default occurs if Tenant fails to
                                  pay any sum of money when due (including, but not limited to, Base Rent and Additional
                                  Rent).

                              (2) a Non-Monetary Default occurs if Tenant fails
                                  to perform any of ifs obligations under this Lease other than the timely payment of money.

             Notice to        12. Tenant shall not take any action to enforce
             Landlord Lease without giving Landlord at least thirty (30) days' notice in writing of any alleged default by Landlord in the performance of any of its obligations hereunder and the opportunity to commence to cure such alleged default within thirty (30)days following the minimum thirty (30) days' notice provided for herein.

             Sale, Lease      13. Landlord shall have the right to convey,
             or Mortgage   transfer, assign, mortgage or otherwise encumber, in
             by Landlord   whole or in part, its rights, titles and interests in
                           and to this Lease, the Building, the land upon which it is situated or any ground or underlying lease covering such Building and land, and Tenant shall, in any such event, recognize and respect any such conveyance, transfer and assignment and attorn to any person or entity who shall acquire any such rights, titles and interests, whether by voluntary transfer, assignment or conveyance or through foreclosure of any mortgage, lien or other security interest granted by Landlord. In the event of the transfer by Landlord of all its interests in the Building, following such transfer, Landlord shall be released from all further obligations or duties thereafter accruing hereunder.
                           In like manner each subsequent owner of Landlord's interests in the Building shall be released from liability hereunder upon the transfer of all of its interests in the Building. Tenant agrees that this Lease and all rights of Tenant hereunder are and shall at all times here after be subject and subordinate to any and all ground or underlying leases, affecting the Building and the land upon which it is situated and to any and all mortgages and for any and all deeds of trust, now or hereafter placed against or affecting the Building, the land upon which it is situated, or any ground or underlying lease covering such Building or land or any part thereof, and any amendments, modifications, consolidations, replacements, renewals or extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required, but Tenant, from time to time, on request of Landlord, shall execute an instrument in recordable form confirming such subordination. Tenant hereby appoints Landlord its Attorney in Fact to execute any such instrument for, or on behalf of, Tenant. However, Tenant agrees that the holder of any mortgage or lien against either the Building, the land upon which it is situated, or any ground or underlying lease shall have the right at any time during the term of this Lease to elect, by giving written notice to Tenant, to make this Lease superior to such mortgage or lien so that, upon the giving of such notice, this Lease shall in all respects be prior and superior to the mortgage or lien of the party giving such notice.

             Landlord's       14. Landlord will furnish such heat, water,
             Services air conditioning, elevator service and cleaning service as, in its judgment, is necessary for the comfortable use and occupancy of the Leased Premises; however, Landlord shall be obligated to furnish heat or air conditioning to the Leased Premises only at such times and on such days as are necessary, in Landlord's judgment, to meet the needs of the tenants of the Building; and Landlord shall not be required to furnish heat and air conditioning after 6.00 P.M. on week days, or on weekends or holidays observed by Landlord. It is agreed that the interruption or failure of any such services shall not constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations hereunder, that Landlord shall not by reason thereof be liable for damages, and Tenant shall not thereby be relieved of any of its obligations hereunder. Landlord agrees that it shall in all instances exercise reasonable diligence to restore any service which shall be interrupted. If any payment of rent due hereunder shall remain unpaid for more than ten (10) days after it shall become due, Landlord may without notice to Tenant discontinue furnishing heat, air conditioning, cleaning, elevator service and lighting services or any of them, until all arrears of rent have been paid in full, and Landlord shall not be liable for damages to person or property or the business of Tenant for any such discontinuance, nor shall such discontinuance in any way be construed as eviction of Tenant or cause an abatement of rent, or operate to release Tenant from any of Tenant's obligations hereunder.

             Condemnation     15. In the event that the whole of the Leased
                           Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease shall cease and terminate as of the date of vesting of title thereto in the condemning authority. If a part of the Building of which the Leased Premises form a part is so taken or condemned and, if, in Landlord's sole judgment, the continued operation of the remaining part of the Building is not economical or practicable, then Landlord, by written notice given to Tenant within one hundred twenty (120) days of the vesting of title in the taking or condemning authority, may elect to terminate this Lease. In the event that only a part of the Leased Premises shall be so condemned or taken then, at the option of Landlord, such option to be exercised within one hundred twenty (120) days after such taking, this Lease may be either terminated or continued in force and effect. In the event of the termination of this Lease pursuant to the foregoing provisions hereof, rent shall be payable only up to the date of such termination and Landlord will refund to Tenant any prepaid unearned rent. However, in the event of a partial taking of the Leased Premises and the Landlord's election to continue this Lease, the annual base rent hereunder shall be abated by an amount in proportion to the area of the Leased Premises so condemned or taken. In the event that only a part of the Leased Premises shall be so condemned or taken and is not terminated, Landlord shall, with reasonable diligence and at its expense, restore the remaining portion of the Leased Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking. Landlord shall not be liable or responsible for any loss or damage to any property or person, or inconvenience which may arise through such repair or alteration of any part of the Building, or failure to make any such repairs, or from any cause whatever, unless caused solely by Landlord's gross negligence. In the event of condemnation or taking of all or any part of the Leased Premises or the


                          [ILLEGIBLE]


             Care of the      16. Except as otherwise expressly provided herein,
             Leased        Landlord shall not be required to make any
             Premises,     improvements or repairs to the Leased Premises during
             Landlord's    the term of this Lease. Tenant shall take good care
             Access,       of the Leased Premises and all fixtures and
             Surrender     appurtenances therein and, at his cost and expense,
             of Leased     make all repairs thereto as are needed to preserve
             Premises      such Leased Premises in good order and condition. In
                           the event Tenant fails to make any repairs required to be made by him under the terms hereof, Landlord shall have the right, without obligation to do so, to enter upon the Leased Premises to carry out any repairs or other work required to be performed by Tenant hereunder. If Landlord does undertake to carry out any repairs or other work required to be performed by Tenant, Landlord shall not be deemed to have waived Tenant's default, and Tenant shall be obligated to reimburse Landlord, upon demand, for all costs and expenses incurred by Landlord in performing such repairs and other work. During the progress of any repairs or work by Landlord, Landlord may store and keep on the Leased Premises all necessary materials, tools, supplies and equipment therefore and Landlord shall not be liable to Tenant for any inconvenience, disturbance, or other loss or damage to Tenant by reason of or on account of such actions by Landlord. No entry by Landlord or its authorized representatives upon the Leased Premises for the purpose of making such repairs or performing such other work shall constitute or be deemed a trespass or eviction of Tenant, nor a termination of this Lease. Landlord and its duly authorized agents and employees shall have access to and the right to enter upon the Leased Premises at any reasonable time to examine the condition thereof, to make any repairs required to be made by Landlord here hereunder, to show the Leased Premises to prospective purchasers or Tenants of the Building or for any other legitimate purpose, including, without limitation, to perform the services or to make the repairs and restoration the Landlord elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Leased Premises any improvements thereto or property placed therein in violation of this Lease, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Upon expiration or other termination of this Lease, Tenant shall surrender possession of the Leased Premises to Landlord in good order and broom clean condition, ordinary wear and tear excepted and such other damage

                                                        -lO-
                           thereto as Tenant shall not be obligated to repair. Prior to the surrender of the Leased Premises to Landlord, Tenant at his sole cost and expense shall remove all liens and other encumbrances which may have resulted from the acts or omissions of Tenant. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Leased Premises: and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant.

             Non-Waive        17. Neither the acceptance of rent or other
             Holding       payment by Landlord with knowledge of any default by
             Over,         Tenant or the failure of Landlord to complain with
             Quiet         respect to any default by Tenant hereunder, shall
             Enjoyment     constitute a waiver of Landlord's rights hereunder.
                           Nor shall waiver by Landlord of any right resulting from any default by Tenant waive any of Landlord's rights with respect to a subsequent default by Tenant with respect to the same obligation or any other obligation here under. Tenant, upon payment of the rental herein provided for and the performance of the covenants and agreements set forth herein to be by him performed, shall and may peacefully and quietly have, hold and enjoy the Leased Premises for the term of this Lease, subject to the terms and provisions of this Lease. If the Tenant shall remain in possession of the Leased Premises after the date of termination of this Lease, Tenant shall be deemed to be occupying the Leased Premises as a Tenant from month to month, subject to all of the terms and provisions of this Lease and at a monthly rental of the amount of the installments herein provided to be paid by Tenant to Landlord each month during the term of this Lease, and, in addition, Tenant shall be liable to Landlord for such other damages as Landlord shall incur by reason of Tenant's holding over.

             Rules and        18. The "Rules and Regulations" hereinafter set
             Regulations   forth form a part of this Lease with the same force
                           and effect as though written herein and each and every provision thereof shall be observed and performed by Tenant. In like manner, Tenant will comply with such additional rules and regulations which may from time to time be promulgated by Landlord relating to the use and occupancy of the Building, provided that such additional rules and regulations may not infringe upon or deny Tenant's rights under this Lease Agreement.

             Tax Insur-
             ance and
             Building
             Operating     [Intentionally Omitted]
             Expenses,
             Escalation







                                                        -ll-

             Electric         20. Landlord will furnish electricity to Tenant
             Service through the presently installed electrical facilities for Tenant's reasonable use of such lighting, electrical appliances and equipment as are either now or to be installed in the Leased Premises by the Commencement Date. In order to prevent Tenant from possibly overloading the electrical distribution facilities of the Building, Tenant shall make no alterations or additions to the electrical equipment and/or appliances used in the Leased Premises without obtaining the prior written consent of Landlord in each such instance. Landlord shall not in anywise be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of the electrical service is changed or is no longer available or suitable for Tenant's requirements. If Tenant deems it necessary to install any riser or associated equipment to Supply Tenant's electrical requirements,

                           Landlord shall, upon written request of Tenant, install such equipment, provided however, the cost and expense of such equipment and installation thereof shall be borne by Tenant, and provided further that the installation of such additional equipment, in Landlord's sole judgment, is necessary and will not cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs or expenses or interfere with or disturb other tenants or occupants of the Building. Tenant shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in the Leased Premises at Tenant's expense or shall pay Landlord's reasonable charges therefore on demand.

                              Notwithstanding any other term or provision
                           hereof, Tenant shall pay to Landlord, monthly, as billed, such charges as may be separately metered or as Landlord's engineer may compute for any electric service utilized by Tenant for computers, data processing equipment or other electrical equipment (except typewriters, dictating equipment, adding machines and desk-top calculators) or extra lighting or other electrical service not standard for the Building.

                              In the event that Tenant desires air conditioning
                           or heating at any time or times other than normal times, and Landlord consents to the furnishing of such services at the time or times requested by Tenant, Tenant shall be charged for such air conditioning or heating furnished by Landlord during such periods at Landlord's then standard hourly rate applicable during the periods when such services are furnished. Such rate may be changed by Landlord at any time and from time to time during the Lease term.

             No Modifica-     21. Tenant agrees, at any time and from time to
             tion, No      time, upon not less than ten (10) days' prior notice
             Default       to notice to Landlord, to execute, acknowledge and
             Notice        deliver to Landlord a statement in writing addressed
                           to Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect, as so modified), stating the date to which the annual base rent and any additional rental have been paid and stating whether or not there exists any default by either party in the performance or observance of any of the terms and provisions hereof and, if so, specifying any such default. Tenant acknowledges that any such statement delivered pursuant hereto may be relied upon by Landlord and by anY mortgagee or prospective mortgagee of any mortgage affecting the Building, the land upon which the Building is situated or Landlord's interest in any ground or underlying lease or leases, and by any lessor under any ground or underlying lease affecting the Building or land, or both, and by any purchaser or prospective purchaser of Landlord's interest in the Building, the lands or any ground or underlying lease or leases.

             Broker           22. Tenant warrants and represents he has not had
                           any dealings with any realtor, broker, or agent, in connection with the negotiation of this Lease except Eguis of New York, Inc., and Tenant agrees to pay and to hold harmless from any cost, expense (including reasonable cost of suit and attorneys' fees) or liability for any compensation, commission or charges claimed by any realtor, broker or agent other than those named above with respect to this Lease and the negotiations thereof. In the event of default or early Lease Termination it is expressly agreed that any leasing commission monies actually paid by Landlord to a broker or agent pursuant to entering into this Lease shall be included when determining the extent of wages incurred by Landlord by reason of Tenant's default.

             Reservation      23. landlord reserves the right to change the name
             of Rights     or street address of the Building, to install and
             and Modifi-   maintain a sign or signs on the exterior of the
             cations       Building, to change or modify any of the public areas
                           of the Building, and to take any and all other measures, including inspections, repairs, alterations, additions and improvements to the Leased
                           Premises or to the Building as may be necessary or desirable for the Safety, protection or preservation of the leased or other premises or the Building or as may otherwise be necessary or desirable, in Landlord's judgment, for the proper operation of the Building. Landlord also reserves the right of access to and through the Leased Premises for any or all of the above described purposes.

             Notices          24. Any notice required or permitted to be given
                           under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, if for Landlord, to the Building or if for Tenant, to the Leased Premises. Such adresses may be changed from time to time by either party by giving notice as provided above. Notice shall be deemed given when delivered (if delivered by Hand)or when postmarked (if sent by mail).

             Taxes on         25. Tenant shall pay all ad valorem and similar
             Personalty    taxes or assessments levied upon or applicable to all
             and Tenant    equipments, fixtures, furnitures, and other property
             Improvements  placed by Tenant in the Leased Premises and all license and other fees or charges imposed on the business conducted by Tenant in the Leased Premises.
                           If the Tenant's improvements do not consist entirely of Building Standard Improvements and Landlord shall be required to pay higher ad valorem or other taxes with respect to the Building that would have been payable had the Tenant's improvements consisted entirely of Building Standard Improvements, Tenant shall pay to Landlord within ten days after demand, the amount by which such taxes payable by Landlord with respect to the Building for the tax period exceed the amount of such taxes that otherwise would have been payable by Landlord.

             Interest         26. All amounts of money payable by Tenant to
                           Landlord under this Lease, if not paid when due, shall bear interest from the date due until paid at the rate of 12% per annum.

             Heavy            27. Tenant shall not move any safe, heavy
             Equipment     machinery, heavy equipment, bulky freight, bulky
                           furniture, bulky matter, or fixtures into, or out of, the Building except at such times and under such reasonable conditions as Landlord shall determine or provide from time to time in Rules and Regulations.
                           Landlord has the right to prescribe the weight, size, and position of all safes and other heavy equipment brought into the Building. Tenant shall indemnify
                           Landlord for, and hold Landlord harmless and free from, damages sustained by person or property as well as for all expenses and attorneys' fees, incurred in connection with such moving and from all costs incurred in repairing any to the Building or appurtenances arising therefrom.

                              Tenant shall not place a load upon any floor of
                           the Leased Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law, and, if considered necessary by Landlord, safes or other heavy objects shall stand on sufficiently thick wood strips so as to evenly distribute the weight.

                              Business machines and mechanical equipment
                           belonging to Tenant, which cause vibration or noise that may be transmitted to the Building structure or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at his expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate such vibration or noise.

             Security         28. Tenant has deposited with Landlord the sum of
             Deposit Two Thousand, Two Hundred Forty & 35/100 Dollars ($2,240.35) as Security for the faithful performance and observance by Tenants of the terms, provisions, and conditions, of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the Leased Premises, whether such damages or deficiency accrued before of after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date, fixed as the end of the Lease and after delivery of entire possession of the Leased Premises to Landlord. In the event of a sale of land and the Building or the leasing hereof, of which the Leased Premises form a part, Landlord shall have the right to transfer the security to the vendee of Landlord and Landlord shall thereupon be released by Tenant from all liability for the return of such security: and Tenant agrees to look to the new Landlord solely for the return of said security: and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the the security to a new Landlord. Tenant further covenants that he will not assign or encumber or attempt to assign or encumber the moneys, deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Landlord shall not be obligated to pay any interest to Tenant on the amount so deposited.


             Landlord's       29. Any provisions of this Lease to the contrary
             Liability     notwithstanding Tenant hereby agrees that no personal
                           or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord for payment of amounts payable under this Lease or for the performance of any obligation under this Lease.
                           The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building.

             Light and        30. Neither diminution nor shutting off of light
             Air or air or both nor any other effect on the Leased Premises by any structure erected or condition now or hereafter existing on lands adjacent to the Building shall affect this Lease, abate rent, or otherwise impose any liability on Landlord.

             Insurance        31. Landlord shall maintain during the term of
                           this Lease fire and extended coverage insurance insuring the Building and Leased Premises excluding Tenant's goods, furniture or property placed in the Leased Premises, against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance. Tenant shall be responsible for providing, at Tenant's own expense, all insurance coverage necessary for the protection against loss or damage from fire or other casualty for Tenant's goods, furniture or other property placed in the Leased Premises.

             Force            32. Landlord shall not be in default hereunder if
             Majeure Landlord is unable to fulfill or is delayed in fulfilling any of its obligations hereunder, including, without limitation, any obligations to supply any service hereunder, or any obligations to make repairs or replacements hereunder, if Landlord is prevented from fulfilling or is delayed in fulfilling such obligations by reason of fire or other casualty, strikes, or labor troubles, governmental preemption in connection with a national emergency, shortage of supplies or materials, or by reason of any rule, order or regulation of any governmental authority, or by reason of the condition of supply and demand affected by war or other emergency, or any other cause beyond its control. Such inability or delay by Landlord in fulfilling any of Landlord's obligations hereunder shall not affect, impair or excuse the Tenant from the performance of any of the terms, covenants, conditions, limitations, provisions or agreements hereunder on his part to be performed, nor result in any abatement of rents or additional rents payable hereunder.

             No Waiver        33. No act or thing done by Landlord or Landlord's
                           agents, servants, employees, invitees, guests or licensees, during the term hereof, shall be deemed an acceptance of a surrender of the Leased Premises, other than a written agreement signed by Landlord accepting such surrender. The failure of Tenant or Landlord to seek redress for violation of, or to insist upon the strict performance of, any term, covenant, condition, limitation, provision or agreement of this Lease, or any of the Rules end Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord or the payment by Tenant of rent with knowledge of the breach of any term, covenant, condition, limitation, provision, or agreement of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or against any other Tenant in the Building of which the Leased Premises form a part, shall not be deemed a waiver of such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by

                           Landlord or Tenant, as the case may be. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rental or pursue any other remedy. No agreement hereafter made shall be effective to change, modify, discharge, terminate or effect an abandonment of this Lease in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge, termination or abandonment is sought.

             Legal Inter-     34. This Lease and the rights and obligations of
             pretation     the parties hereto shall be interpreted, construed
                           and enforced in accordance with the laws of the State of New York. All obligations, if any, of either party requiring any performance after the expiration of the term shall survive the expiration of the term and shall be fully enforceable in accordance with those provisions pertaining thereto. If the rights of the Tenant hereunder are owned by two or more parties or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of Tenant hereunder.
                           Section titles appearing in the margins are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

                              Tenant hereby waives all rights under Section 227
                           of the Real Property law of the State of New York and agrees that the provisions of this Article shall govern with regard to the subject matter dealt with in said Section 227.

             Captions         35. The captions set forth in this Lease are
                           inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

             Taxes            36. Where used in this Lease, the term "taxes"
                           means all ad valorem taxes, personal property taxes, and all other taxes, assessments, use and occupancy taxes, transit taxes, water and sewer charge, excises, levies, license and permit fees and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the land, the Building, or facilities used in connection therewith, and rentals or receipts therefrom, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of taxes; provided, however, taxes shall not include the portion, if any of ad valorem taxes against the Leased Premises that is paid by Tenant as a separate charge.

             Possession       37. If, for any reason, the Leased Premises shall
                           not be ready for occupancy by Tenant at the time of commencement of this Lease, this Lease shall not be affected thereby, nor shall Tenant have any claim against Landlord by reason there of, but no rent shall be payable for the period during which the Leased Premises shall not be ready for occupancy; and all claims for damages arising out of such delay are waived and released by Tenant.

           Right to           38. Notwithstanding anything herein to the
           Relocate contrary, Landlord shall in all cases retain the right and power to relocate Tenant within the Building, in space which is comparable in size and location and suited to the Tenant's use, such right and power to be exercised reasonably and such relocation to be made at Landlord's sole cost and expense. Landlord shall not be liable or responsible for any claims, damages or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power shall include, but shall in no way be limited to, a relocation to consolidate the Rentable Square Feet occupied in order to provide Landlord's services more efficiently or a relocation to provide contiguous vacant space for a prospective Tenant.

           Pronouns           39. When this Lease agreement is executed by more
           and Gender      than one person, it shall be construed as though
                           Tenant were written "Tenants" and the words in their number were changed to correspond; and pronouns of the masculine gender, whenever used herein shall include persons of the female sex, and corporations and associations of every kind and character.

           Severability       40. If any term, covenant, condition or provision
                           of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition or provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

           Entire             41. This Lease, together with the Rules and
           Agreement       Regulations and any addendum attached hereto and
                           initialed for identification on behalf of both parties hereto, contains all of the agreements, representations and arrangements between the parties hereto as to the Leased Premises and any and all rights which either party may have had under any prior or contemporaneous written or oral agreement or representation are hereby cancelled and terminated in all respects. This Lease cannot be changed, amended or extended except by written instrument signed by both parties hereto. The paragraphs captioned set forth above are for convenience only and do not limit or modify the terms and provisions hereof.

           Not Binding        42. The submission or delivery of this document
           until Execution for examination and review does not constitute an option, an offer to lease space in the Building or an agreement to lease. This document shall no binding affect on the parties unless and until executed by both landlord and Tenant. Once executed by both Landlord and Tenant, all the terms, covenants and conditions shall be effective unless otherwise expressly specified that they shall be effective or commence at some future time.

                           The terms of this Lease shall be binding upon and benefit of the parties hereto and their respective representatives, successors and assigns.


                                EXECUTED on this the     day of , 1998

                ATTEST:                  LOEB PARTNERS REALTY & DEVELOPMENT
                                         CORP. AS AGENT FOR VIOLET REALTY, INC.
                By[ILLEGIBLE]            By: /s/ Alan L. Gordon
                  --------------------
                                         Name: Alan L. Gordon
                                              --------------------------------

                                         Title:  VP
                                               -------------------------------
                                         Date:   10/8/98
                                               -------------------------------


                ATTEST:                  COMMUNITY NETWORKS

                By:[ILLEGIBLE]           By: /s/ Scott M. Matukas
                  --------------------      ----------------------------------
                                         Name: Scott M. Matukas
                                              --------------------------------
                                         Title:  VP-Finance
                                               -------------------------------
                                         Date:   9/22/98
                                               -------------------------------









                OF LANDLORD:

                STATE OF           )         Date: 9/22/98
                                   )ss:
                COUNTY OF          )

                              Personally Appeared
                of Loeb Partners Realty & Development Corp. as agent for Violet Realty, Inc., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and the free act and deed of said corporation before me.



                                          __________________________________
                                          Notary Public

                OF TENANT (IF INDIVIDUAL OR PARTNERSHIP):

                STATE OF           )      Date:
                                   )ss:
                COUNTY OF          )
                              Personally Appeared

                signer(s)and sealer(s)of the foregoing instrument and acknowledged the same to be his (their)free act and deed before me.

                                          __________________________________
                                          Notary Public

                OF TENANT (IF CORPORATION):

                STATE OF New York  )      Date: 9/22/98
                                   )ss:
                COUNTY OF Onondaga )

                Scott Matukas Personally appeared of Scott Matukas signer and sealer of the foregoing instrument and acknowledged the same to be his free act and the free act and deed of said corporation before me.

                                          /s/ Tracy E. Blair
                                          -------------------------------
                                          Notary Public

                                   [SEAL] Tracy E. Blair
                                          Notary Public State of New York
                                          Qualified in Onondaga County
                                          Reg. 01BL5017617
                                          My Comm. Expires 9-7-97
                                                           ------

                                LIBERTY BUILDING
                             "RULES AND REGULATIONS"


                          1. The sidewalks, halls, passages, exits, entrances,
                elevators, shopping malls, escalators and stairways of the Building shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from the their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals with in the ordinary course of his business, unless such persons are engaged in illegal activities. No Tenant and no employee, agent or invitee of any Tenant shall go upon the roof of the Building.

                          2. No sign, placard, picture, name, advertisement or
                notice, visible from the exterior of any Tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any Tenant on any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice at Tenant's expense and without notice to Tenant. If Landlord shall have given such consent at any tima, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written ten consent of Landlord with respect to each and every other sign, placard, picture, name, advertisement or notice. Landlord wi11 adopt and furnish to Tenant, uniform rules and regulations relating to signs on the office floors which shall be applicable to all Tenants occupying space on the office floors of the Building, and Tenant agrees to conform to such rules and regulations. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

                          3. Landlord will furnish each Tenant with two keys
                free of charge. Landlord may make a reasonable charge for any additional keys. No Tenant shall have any keys made. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of his premises without prior written consent of Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock. Each Tenant upon termination of his tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to Tenant.

                          4. No Tenant shall use or keep in, on, or about the
                premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. No Tenant shall use, keep or permit to be used or kept any foul or noxious gas or substance in, or about the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein.

                          5. The premises shall not be used for the storage of
                merchandise or for lodging, and no cooking shall be done or permitted by any Tenant on the premises,except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and his employees shall be permitted.

                          6. No animals, or birds, or bicycles shall be allowed
                in the offices halls, corridors, elevators or elsewhere in the Building.

                          7. No Tenant shall employ any person or persons other
                than the janitor of Landlord for the purpose of cleaning the premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the premises, however occurring, of for any damage done to the furniture or other effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include shampooing of carpets or rugs or moving of furniture or other special services. Janitor services will not be furnished on nights when rooms are occupied after 6:30 P.M.

                          8. Landlord reserves the right to exclude from the
                Building between the hours of 6:00 P.M. and 7:00 A.M. and at all hours on Sunday, legal holidays and after 1:00 P.M. on Saturdays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requests the same in writing. Each Tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including closing and locking doors.

                          9. No Tenant shall obtain for use in the premises ice,
                drinking water, food, beverage, towel or other similar services, or accepting barbering or bootblacking services in the premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

                          10. Each Tenant shall see that doors of his premises
                are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

                          11. No curtains, draperies, blinds, shutters, shades,
                screens or other coverings, hanging or decorations shall attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, said above items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

                          12. The toilet rooms, toilets, urinals, wash bowls and
                other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, agents or invitees, shall have caused it.

                          13. Except with the prior written consent of Landlord,
                no Tenant shall sell, or permit the sale of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on the premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the services or accommodation of occupants of any other portion of the Building.

                          14. No Tenant shall install any radio or television
                antenna, loudspeaker or other device on the roof or exterior walls of the Building.

                          15. There shall not be used in any space, or in the
                public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any Tenant, his employees, agents or invitees into the Building or kept in or about his premises.

                          16. Each Tenant shall store all his trash and garbage
                within his premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Buffalo, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

                          17. Canvassing, soliciting, and peddling in the
                Building are prohibited, and each Tenant shall cooperate to prevent the same.

                          18. The requirements of Tenant vi11 be attended to
                only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

                          19. A Building bulletin board wi11 be provided for the
                display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names therefrom. Any additional name which Tenant shall desire to place upon said bulletin board must first be approved by Landlord, and, if so approved, a charge will be made therefor.

                          20. Landlord may waive any one or more of these Rules
                and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from hereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

                          21. These Rules and Regulations are in addition to and
                shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

                          22. Landlord reserves the right to make such other and
                reasonable rules and regulations and to modify these Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                    [MAP OF LIBERTY BUILDING APPEARS HERE]

THE LIBERTY BUILDING
5TH FLOOR
NOT TO SCALE
DWN BY: RYAN R. O'BRIEN
DATE: 9/10/98


                                  EXHIBIT "A"

                                        RIDER

                          RIDER attached to and made part of the Lease dated
                       day of September, 1998 between violet Realty, Inc.,
                as Landlord, and Community Networks, as Tenant, as follows:

                Premises Condition: Tenant agrees to take the space in "as is"
                                    condition.

                Building Conference Landlord grants Tenant permission to use
                Room(s): the Building Conference Room in the Main Place Tower, located at 350 Main Street, commencing October 1, 1998 to December 31, 1998 for a period of one (1)hour per day between 8:00 a.m. and 5:00 p.m., based upon first come, first serve. After December 31, 1998, Tenant shall be permitted use of the Main Place Tower Conference Room and/or the Liberty Building conference Room for a combined total of three (3)days a month, based upon first come, first serve, at no charge. Tenant shall be charge $100.00 for each day of use of the Main Place Tower Conference Room and/or the Liberty Building Conference Room through the end of the month, for the duration of the Lease.

                              FIRST LEASE AMENDMENT
                              ---------------------

     AGREEMENT made this 29th day of July, 1999, between Violet Realty, Inc. (hereinafter called "Landlord")and Community Networks (hereinafter called "Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into that certain Lease dated
October 8, 1998 (the "Lease"), demising space in the Liberty Building located at 416-426 Main Street, Buffalo, New York (the "Building"); and

     WHEREAS, Landlord and Tenant desire to modify, amend and extend the terms of said Lease.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. This Lease shall be extended for a term of one (1) year beginning on the 1st day of October, 1999 (hereinafter referred to as "Commencement Date") and to end on the 30th day of September, 2000 ("Extended Term"). Leased Premises for the Extended Term shall consist of 2,029 rentable square feet as shown crosshatched on attached Exhibit "A".

            2. In addition to all other rents and charges due, commencing on
               October 1, 1999, Tenant shall pay Landlord an annual base rent of Twenty-six Thousand, Eight-Hundred Eighty-four and 25/l00
               Dollars ($26,884.25). Such sum is to be paid in twelve (12) equal monthly installments without demand and without deduction, abatement or set-off for any cause, the first of such monthly installments to be due and payable on the first day of October, 1999, with a like installment to be due and payable each month during the term of the Lease.

            3. Tenant agrees to take the Leased Premises in an "as is"
               condition.

            4. Tenant warrants and represents that he has not had any dealing with any Realtor, broker or agent, except Equis of New York, Inc., in connection with the negotiation of this Amendment and Tenant agrees to pay and to hold harmless from any cost, expense (including reasonable cost of suit and attorney's fees) or liability for any compensation, commission or charges claimed by any Realtor, broker or agent with respect to this Amendment and the negotiations thereof.

            5. Except as hereby specifically modified, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed by the parties hereto.

            6. Should there be any conflicts between this Amendment and the
               Lease, then the terms and conditions this Amendment shall govern and control.

            7. Not Binding Until Execution. The submission or delivery of this document for examination and review does not constitute an option, an offer to lease space in the Building or an agreement to lease. This document shall have no binding affect on the parties unless and until executed by both Tenant and Landlord. Once executed by both Tenant and Landlord, all the terms, covenants and conditions shall be effective or commence at some future time.


            IN WITNESS WHEREOF, the parties hereto have executed this Lease

        Amendment as of the day and year first above written.


        WITNESS: LOEB PARTNERS REALTY & DEVELOPMENT CORP., AS AGENT FOR VIOLET REALTY, INC.

        _______________________            By: /s/ Alan L. Gordon
                                              ----------------------------
                                           Name:  Alan L. Gordon
                                           Title: Vice President

                                           Date:  9/2/99
                                                --------------------------


        WITNESS:                           COMMUNITY NETWORKS


        Diane Kahn
        _______________________            By: /s/ Scott M. Matuks
                                              ----------------------------
                                           Name:  Scott M. Matuks
                                           Title: Vice President

                                           Date:  7/29/99
                                                --------------------------

                    [MAP OF LIBERTY BUILDING APPEARS HERE]

THE LIBERTY BUILDING
5TH FLOOR
NOT TO SCALE
DWN BY: RYAN R. O'BRIEN
DATE: 9/10/98


                                  EXHIBIT "A"

                             SECOND LEASE AMENDMENT



     THIS SECOND LEASE AMENDMENT ("Amendment") is entered into this 26th day of January, 2000, by and between VIOLET REALTY, INC., having an address at 2100 Liberty Building, Buffalo, New York ("Landlord") and BROADVIEW NETWORKS, f/k/a Community Networks, having an address at 500 Liberty Building, Buffalo, New York ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant previously entered into that certain Lease dated October 8, 1998, as amended by First Lease Amendment dated July 29, 1999 (executed by Landlord on September 2, 1999)(the "Lease"), pursuant to which Tenant agreed to lease from Landlord 2,029 rentable square feet of office space designated as Room Suite 500 on the 5th floor in that certain office building known as the Liberty Building, located at 416-426 Main Street, Buffalo, New York (the "Building"); and

     WHEREAS, Landlord and Tenant desire to modify, extend and amend the terms of the Lease.

     NOW, THEREFORE, in consideration of mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto agree as follows:

               1. The Lease is hereby amended as follows:

                      a. The Leased Premises are hereby modified to contain
                         2,303 rentable square feet of office space which is an expansion of 274 rentable square feet ("Expansion Area") from the original 2,029 rentable square feet ("Original Leased Premises"). The Original Leased Premises together with the Expansion Area (as further defined on attached Exhibit "A")are hereafter referred to as the "Modified Leased Premises".

                      b. As the term of the Lease currently expires on September
                         30, 2000, the parties wish to extend the existing term for four (4) months to January 31, 2001 ("Extended Term"). All terms, covenants and conditions of the Lease, including, but not limited to, the terms of this Amendment, shall commence relative to the Expansion Area on February 1, 2000 ("Commencement Date").

                      c. In addition to all other rents and charges due under
                         the Lease, Tenant shall pay Landlord an annual base rent of Three Thousand Six Hundred Thirty and 50/100 Dollars ($3,630.50)for the Expansion Area to be paid in twelve (12) equal monthly installments of $302.54 payable without demand and without deduction, abatement or set-off for any cause, the first of such monthly installments to be due and payable on the Commencement Date, with a like installment to be due and payable on the first day of each month thereafter through and including the final month of the Extended Term of the Lease.

                      d. In addition to all other rents and charges due under
                         the Lease, the annual base rent of Twenty-Six Thousand Eight Hundred Eighty-Four and 25/100 Dollars ($26,884.25) payable by Tenant under the Lease for the Original Leased Premises shall remain unchanged as to the amount and shall continue to be paid in twelve
                         (12) equal monthly installments of $2,240.35 due and payable on the first day of each month hereafter through and including the final month of the Extended Term of the Lease.

                      e. Tenant agrees to take the Expansion Area in an "as is"
                         condition.

                      f. Pursuant to Section 28 of the Lease, Tenant shall
                         deposit an additional $302.54 as security for Tenant's performance and observance of all terms, covenants and conditions of the Lease. Such sum shall be governed by the terms of the Lease.

                2. Tenant warrants and represents that Tenant has not had any dealinga with any realtor, broker, or agent in connection with the negotiation of this Amendment, except Equis of New York, Inc., and Tenant agrees to pay and to hold Landlord harmless from any cost, expense (including reasonable cost of suit and attorneys' fees) or liabiity for any compensation, commission or charges claimed by any realtor, broker, or agent other than those named above with respect to this Amendment and the negotiations thereof In the event of default or early Lease termination, it is expressly agreed that any leasing commission monies actually paid by Landlord to a broker or agent pursuant to entering into this Amendment shall be included when determining the extent of damages incurred by Landlord by reason of Tenant's default.

                3. Every reference in the Lease to the Leased Premises (which in this Amendment is referred to as the Original Leased Premises) shall now mean the Modified Leased Premises as defined herein.

                4. Except as speci&ally modified by this Amendment, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed by the parties hereto. All defined terms contained in this Agreement shall have the meanings given to them in the Lease unless otherwise defined herein.

                5. In the event of a conflict between any provision of this
                   Amendment and the Lease, the terms and conditions of this Amendment shall govern and control.

                6. The submission or delivery of this document for examination and review does not constitute an option, an offer to lease space in the Building or an agreement to lease. This Amendment shall have no binding effect on the parties unless and until executed by both Landlord and Tenant. Once executed by both Landlord and Tenant, all the terms, covenants and conditions of this Amendment shall be effective unless otherwise expressly specified that they shall be effective or commence at some future time.

                   IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

        WITNESS:                            LANDLORD:

                                            LOEB PARTNERS REALTY & DEVELOPMENT
                                            CORP., AS AGENT FOR VIOLET REALTY,
                                            INC.


        ___________________________         By:_____________________________
                                            Name: Alan L. Gordon
                                            Title: Vice President

                                            Date:


        WITNESS:                            TENANT:

                                            BROADVIEW NETWORKS




        ___________________________         By: /s/ Scott M. Matukas
                                                ----------------------------
                                            Name:  Scott M. Matukas
                                            Title: VP-Admin

                                            Date:  1/26/00
                                                 ---------------------------

                    [MAP OF LIBERTY BUILDING APPEARS HERE]


THE LIBERTY BUILDING
5TH FLOOR
NOT TO SCALE
DWN BY TIM BURKE
DATE 1/14/00

                                  EXHIBIT "A"